Janus Aspen Series

Global Technology Portfolio
Overseas Portfolio

Service II Shares

Supplement dated March 7, 2012
to Currently Effective Prospectuses

Service II Shares of Global Technology Portfolio and Overseas Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) will convert to Service Shares of each respective Portfolio, effective on or about April 27, 2012 (“Conversion Date”), or at such earlier or later time as may be authorized by the Board of Trustees (“Trustees”) of Janus Aspen Series. Service II Shares and Service Shares are substantially the same, except for the 1.00% redemption fee applicable to Service II Shares upon their sale or exchange (if permitted) within 60 days of their purchase or exchange. The Trustees recently approved elimination of this redemption fee, and authorized Janus Capital to coordinate exchanging or otherwise combining Service II Shares and Service Shares, given the resulting similarity of Service II Shares and Service Shares. The elimination of the 1.00% redemption fee will be effective as of the Conversion Date.

After the close of business on the Conversion Date, shareholders of Service II Shares will have their shares automatically converted to Service Shares. The conversion will be effected on the basis of the relative net asset value per share of the two share classes as of the close of business on the Conversion Date, without the imposition of any fees or other charges by Janus Capital. Service II Shares shareholders will not incur any transaction costs in connection with this conversion. The conversion is expected to be a tax-free transaction for shareholders.

Insurance contract owners should consult their personal tax adviser concerning their particular tax situation. Insurance contract owners should refer to documents provided by their insurance companies concerning the effect of the conversion and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract or consult with their investment representatives to consider their investment options.

Insurance contract owners may obtain additional information by calling their insurance company or plan sponsor, or by contacting a Janus representative at 1-800-525-0020.

Please retain this Supplement with your records.